SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549

	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	October 26, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing
	Agreement, dated as of  September 1, 1998, providing
	for the issuance of Asset-Backed Floating Rate Certificates, Series 	1998-NC4)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On October 26, 1998 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated October 26, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of 			Certificateholders:  NONE

		F. 	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated October 26, 1998.





SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           10/26/98


              Beginning                                Ending
              Certificate                              Certificate
ClassCusip    Balance(1)   Principal  Interest   LossesBalance
A    79548KC55224181000.00 2088583.79 1116522.57  0.00 222092416.21
M-1  79548KC63 23598000.00       0.00  121186.38  0.00  23598000.00
M-2  79548KC71 27285000.00       0.00  146699.51  0.00  27285000.00
M-3  79548KC89 14011000.00       0.00   83173.29  0.00  14011000.00
CE   7955109E8  5899600.00       0.00  772748.10  0.00   5899600.00
P    7955109F5      100.00       0.00   14765.63  0.00       100.00
R-III79548KD39      100.00     100.00       0.78  0.00         0.00
Total         294974800.00 2088683.79 2255096.26  0.00 292886116.21





           AMOUNTS PER $1,000 UNIT               PASS THROUGH RATES

                                      Ending           Current
     Principal   Interest  Total      Certificate      Pass-Through
ClassDistribution                     Balance    LossesInterest Rate
A    9.316507     4.980451  14.296958 990.683493 0.000      5.78375%
M-1    0.0000     5.135451   5.135451 1000.00000 0.000      5.96375%
M-2    0.0000     5.376563   5.376563 1000.00000 0.000      6.24375%
M-3    0.0000     5.936285   5.936285 1000.00000 0.000      6.89375%
CE     0.0000   130.983134 130.983134 1000.00000 0.000      3.14365%
P      0.0000 147656.30000 147656.300 1000.00000 0.000 NA
R-III1000.000     7.800000  1007.8000    0.00000 0.000      5.78375%



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION            92186.84
TRUSTEE FEES                             2458.13


Section 4.02 (iv.)
P&I ADVANCES            Total Advances  10953.90
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF   26-Oct-98
     Stated Principal Balance of Mortgage Loans        221248416.42
     Stated Principal Balance of REO Properties                0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
     Number of Loans                                          1,935
     Aggregate Principal Balance as of the Due Date    221248416.42
     Weighted Average Remaining Term to Maturity                357
     Weighted Average Mortgage Rate                         9.62399%
     Number of Subsequent Loans                                 680
     Balance of Subsequent Loans                        73713912.45

                                      Unpaid           Stated
Section 4.02 (vii.)                   Principal        Principal
DELINQUENCY INFORMATION               Balance    NumberBalance
30-59 days delinquent                 1051434.92     8   1050003.22
60-89 days delinquent                       0.00     0         0.00
90 or more days delinquent                  0.00     0         0.00
Foreclosures                                0.00     0         0.00
Bankruptcies                            75700.00     1     75616.81


Section 4.02 (viii.)
REO INFORMATIO Loans that became REO properties in the
               preceding calendar month:
                                      Unpaid     Stated
                                      Principal  Principal
                           Loan NumberBalance    Balance


Section 4.02 (ix.)         Total Book Value of REO Properties:
REO BOOK VALUES                                                0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
              Aggregate Amount of Principal Prepayments
                                      Curtailments         11621.23
                                      Payments in Full   1952995.79

              Prepayment Charges                           14765.63
              REO Principal Amortization                       0.00

Section 4.02 (xi.)         Realized Losses that were incurred during
REALIZED LOSSES            the related Prepayment Period:

                           Total Realized Losses  0.00
                           Which Include:
                           Extraordinary Losses   0.00
                           Fraud Losses           0.00
                           Special Hazard Losses  0.00
                           Bankruptcy Losses      0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:               0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                    Certificate
                                      Factor
                           Class A      0.990683
                           Class M-1    1.000000
                           Class M-2    1.000000
                           Class M-3    1.000000
                           Class CE     0.992919

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                  Interest      Reduction from the Allocation of:
              Interest     Carry      Prepayment       Relief Act
              Distribution Forward    Interest         Interest
              Amount       Amount     Shortfalls LossesShortfalls
     A          1116522.57       0.00       0.00  0.00         0.00
     M-1         121186.38       0.00       0.00  0.00         0.00
     M-2         146699.51       0.00       0.00  0.00         0.00
     M-3          83173.29       0.00       0.00  0.00         0.00
     CE          772748.10         NA       0.00  0.00         0.00
     TOTAL      2240329.85       0.00       0.00  0.00         0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:
                                                               0.00

Section 4.02 (xvii.)
              Relief Act Interest Shortfall                    0.00

Section 4.02 (xviii.)      Fraud Loss Amount             8849250.00
                           Bankruptcy Amount              100000.00
                           Special Hazard Amount         3694760.00

Section 4.02 (xix.)
              Required Overcollateralized Amount         5899600.00
              Credit Enhancement Percentage                24.17103%
Section 4.02 (xx.)
              Overcollateralization Increase Amount            0.00

Section 4.02 (xxi.)
              Overcollateralization Reduction Amount           0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
              A               5.78375%   5.40938%
              M-1             5.96375%   5.58938%
              M-2             6.24375%   5.86938%
              M-3             6.89375%   6.51938%
              CE              3.14365%


Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                   0.00
Amount on Deposit in the Interest Coverage Account             0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                            12671.13

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                              772748.10

              Delinquency Percentage                        0.03450%

              Stepdown Date Occurrence           NO
              Trigger Event Occurrence           NO








	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:  Vice President
				U.S. Bank National Association


Dated: 	October 31, 1998